UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 15, 2016

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-10351 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Suite 500, 122 - 1st Avenue South

Saskatoon, Saskatchewan, Canada S7K 7G3

(Address of principal executive offices, including zip code)

306 / 933-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2016, Potash Corporation of Saskatchewan, Inc. announced that G. David Delaney will retire from his current positions as PotashCorp’s executive vice president and chief operating officer, effective January 31, 2016. A copy of PotashCorp’s January 15, 2016 press release is furnished as Exhibit 99.1 this report.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	January 15, 2016 press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.

By:	/s/ Robert A. Kirkpatrick
Name:	Robert A. Kirkpatrick
Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Dated: January 22, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	January 15, 2016 press release.